Exhibit 99.1
Doximity Announces Fiscal 2027 First Quarter Financial Results
Total revenues of $156.6 million, up 7% year-over-year
Net income of $24.3 million, margin of 16%
Adjusted EBITDA of $74.8 million, margin of 48%

SAN FRANCISCO, Calif., August 6, 2026 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2027 first quarter ended June 30, 2026.
“We're proud that our clinical AI assistant, Doximity Ask, was the top-performing U.S.-based model in the NOHARM benchmark while we delivered another quarter of record engagement,” said Jeff Tangney, co-founder and CEO of Doximity. "In Q1 we had accelerated revenue growth along with workflow active prescriber growth of more than 30% year-over-year and AI Search query growth of over 25% quarter-over-quarter.”
Fiscal 2027 First Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2025.
•Revenue: Revenue of $156.6 million, versus $145.9 million, an increase of 7% year-over-year.
•Net income and non-GAAP net income: Net income of $24.3 million, versus $53.3 million, representing a margin of 15.5%, versus 36.5%. Non-GAAP net income of $55.0 million, versus $71.9 million, representing a margin of 35.1%, versus 49.2%.
•Adjusted EBITDA: Adjusted EBITDA of $74.8 million, versus $79.8 million, a decrease of 6% year-over-year, representing adjusted EBITDA margins of 47.7%, versus 54.7%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.13, versus $0.27, while non-GAAP diluted net income per share was $0.29, versus $0.36.
•Operating cash flow and free cash flow: Operating cash flow of $42.0 million, versus $62.1 million, a decrease of 32% year-over-year, and free cash flow of $39.6 million, versus $60.1 million, a decrease of 34% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal second quarter ending September 30, 2026 as follows:
•Revenue between $170 million and $171 million.
•Adjusted EBITDA between $80.5 million and $81.5 million.
Doximity is updating guidance for its fiscal year ending March 31, 2027 as follows:
•Revenue between $671 million and $681 million.
•Adjusted EBITDA between $309 million and $329 million.

For more detailed financial commentary, please refer to the “Modeling Considerations” appendix in our prepared remarks.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The recorded webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 85% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay current on medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. With new AI-powered clinical reference and search capabilities, Doximity also helps doctors access trusted, peer-reviewed information and medical literature. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements are all statements other than statements of historical fact, and specifically include statements regarding guidance and future business and financial results. These statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Richard George
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2026	March 31, 2026
Assets
Current assets:
Cash and cash equivalents	$273,604	$219,178
Marketable securities	414,185	529,423
Accounts receivable, net	177,575	144,783
Prepaid expenses and other current assets	48,614	50,880
Total current assets	913,978	944,264
Property and equipment, net	19,243	18,080
Deferred income tax assets	23,839	31,984
Operating lease right-of-use assets	6,752	7,140
Intangible assets, net	33,385	35,325
Goodwill	84,973	84,973
Other assets	1,675	1,921
Total assets	$1,083,845	$1,123,687
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,494	$4,009
Accrued expenses and other current liabilities	32,666	42,804
Deferred revenue, current	109,061	106,050
Operating lease liabilities, current	2,142	2,110
Total current liabilities	150,363	154,973
Deferred revenue, non-current	37	400
Operating lease liabilities, non-current	7,531	8,075
Other liabilities, non-current	9,844	9,402
Total liabilities	167,775	172,850
Stockholders' Equity
Preferred stock	—	—
Common stock	180	183
Additional paid-in capital	1,035,282	1,001,688
Accumulated other comprehensive income (loss)	(348)	28
Accumulated deficit	(119,044)	(51,062)
Total stockholders’ equity	916,070	950,837
Total liabilities and stockholders’ equity	$1,083,845	$1,123,687

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,
	2026	2025
Revenue	$156,618	$145,913
Cost of revenue(1)	23,692	15,793
Gross profit	132,926	130,120
Operating expenses(1):
Research and development	38,477	26,799
Sales and marketing	45,049	36,365
General and administrative	15,756	12,439
Total operating expenses	99,282	75,603
Income from operations	33,644	54,517
Other income, net	6,719	9,630
Income before income taxes	40,363	64,147
Provision for income taxes	16,048	10,827
Net income	$24,315	$53,320
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.13	$0.28
Diluted	$0.13	$0.27
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	182,569	187,984
Diluted	191,169	201,158
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,
	2026	2025
Cost of revenue	$3,192	$2,980
Research and development	15,559	6,649
Sales and marketing	12,425	7,710
General and administrative	5,576	4,526
Total stock-based compensation expense	$36,752	$21,865

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,
	2026	2025
Cash flows from operating activities
Net income	$24,315	$53,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,287	2,794
Stock-based compensation, net of amounts capitalized	36,752	21,865
Non-cash lease expense	387	450
Accretion of discount on marketable securities, net	(568)	(2,488)
Amortization of deferred contract costs	4,300	3,896
Other	(338)	(408)
Changes in operating assets and liabilities:
Accounts receivable	(33,334)	(13,381)
Prepaid expenses and other assets	9,125	(4,234)
Deferred contract costs	(2,642)	(1,965)
Accounts payable, accrued expenses and other liabilities	(2,433)	(165)
Deferred revenue	2,648	2,973
Operating lease liabilities	(512)	(556)
Net cash provided by operating activities	41,987	62,101
Cash flows from investing activities
Purchases of property and equipment	(62)	—
Internal-use software development costs	(2,322)	(1,966)
Purchases of marketable securities	(14,746)	(139,934)
Maturities of marketable securities	126,071	144,579
Sales of marketable securities	4,049	—
Net cash provided by investing activities	112,990	2,679
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	3,080	2,398
Taxes paid related to net share settlement of equity awards	(6,974)	(11,927)
Repurchase of common stock	(91,633)	(122,355)
Payment of contingent consideration related to a business combination	(5,024)	(5,249)
Net cash used in financing activities	(100,551)	(137,133)
Net increase (decrease) in cash and cash equivalents	54,426	(72,353)
Cash and cash equivalents, beginning of period	219,178	209,614
Cash and cash equivalents, end of period	$273,604	$137,261
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$3,990	$4,978

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of acquisition and other related expenses, stock-based compensation expense, amortization of acquired intangible assets, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, and change in fair value of contingent earn-out consideration liability from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment, purchases of intangible assets, and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.

Key Business Metrics
•Net revenue retention rate: Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business and the value we create for large customers, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.
•Quarterly unique active providers using our workflow tools: Quarterly unique active providers1 using our Workflow Tools is a measure of our platform’s usage and adoption among healthcare providers on our platform. We calculate the number of unique active providers by counting providers who securely login and use any of the following workflow functions on our technology platform during the quarter: placing phone calls or video calls lasting more than 10 seconds, sending voicemails, or sending secure text messages using our Dialer communications tools; sending or receiving faxes; submitting a prompt on Ask (formerly DoxGPT), our HIPAA‑compliant generative AI clinical research tool and writing assistant; conducting research on prescription drugs; reviewing AI responses for our PeerCheck feature; scheduling via our on-call scheduling tool, Amion; or using our HIPAA-compliant ambient note taking tool, Scribe, for a patient visit. Each provider is counted once per quarter, even if they use multiple tools or use them many times.
1 Providers are health care professionals with clinical / prescribing roles specifically Physicians (MD/DO), Nurse practitioners (NPs), Certified registered nurse anesthetist (CRNAs), Physician assistants (PAs), Pharmacists, and Medical students

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended June 30,
	2026	2025
	(unaudited)
	(in thousands, except percentages)
Net income	$24,315	$53,320
Adjusted to exclude the following:
Acquisition and other related expenses	—	428
Stock-based compensation	36,752	21,865
Depreciation and amortization	4,287	2,794
Provision for income taxes	16,048	10,827
Change in fair value of contingent earn-out consideration liability	90	168
Other income, net	(6,719)	(9,630)
Adjusted EBITDA	$74,773	$79,772

Revenue	$156,618	$145,913
Net income margin	15.5%	36.5%
Adjusted EBITDA margin	47.7%	54.7%

	Three Months Ended June 30,
	2026	2025
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$41,987	$62,101
Purchases of property and equipment	(62)	—
Internal-use software development costs	(2,322)	(1,966)
Free cash flow	$39,603	$60,135
Other cash flow components:
Net cash provided by investing activities	$112,990	$2,679
Net cash used in financing activities	$(100,551)	$(137,133)

	Three Months Ended June 30,
	2026	2025
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$23,692	$15,793
Adjusted to exclude the following:
Stock-based compensation	(3,192)	(2,980)
Amortization of acquired intangibles	(935)	—
Non-GAAP cost of revenue	$19,565	$12,813

GAAP gross profit	$132,926	$130,120
Adjusted to exclude the following:
Stock-based compensation	3,192	2,980
Amortization of acquired intangibles	935	—
Non-GAAP gross profit	$137,053	$133,100

GAAP gross margin	84.9%	89.2%
Non-GAAP gross margin	87.5%	91.2%

GAAP research and development expense	$38,477	$26,799
Adjusted to exclude the following:
Stock-based compensation	(15,559)	(6,649)
Non-GAAP research and development expense	$22,918	$20,150

GAAP sales and marketing expense	$45,049	$36,365
Adjusted to exclude the following:
Stock-based compensation	(12,425)	(7,710)
Amortization of acquired intangibles	(1,005)	(1,002)
Change in fair value of contingent earn-out consideration liability	(90)	(168)
Non-GAAP sales and marketing expense	$31,529	$27,485

GAAP general and administrative expense	$15,756	$12,439
Adjusted to exclude the following:
Acquisition and other related expenses	—	(428)
Stock-based compensation	(5,576)	(4,526)
Non-GAAP general and administrative expense	$10,180	$7,485

GAAP operating expense	$99,282	$75,603
Adjusted to exclude the following:
Acquisition and other related expenses	—	(428)
Stock-based compensation	(33,560)	(18,885)
Amortization of acquired intangibles	(1,005)	(1,002)
Change in fair value of contingent earn-out consideration liability	(90)	(168)
Non-GAAP operating expense	$64,627	$55,120

	Three Months Ended June 30,
	2026	2025
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$33,644	$54,517
Adjusted to exclude the following:
Acquisition and other related expenses	—	428
Stock-based compensation	36,752	21,865
Amortization of acquired intangibles	1,940	1,002
Change in fair value of contingent earn-out consideration liability	90	168
Non-GAAP operating income	$72,426	$77,980

GAAP net income	$24,315	$53,320
Adjusted to exclude the following:
Acquisition and other related expenses	—	428
Stock-based compensation	36,752	21,865
Amortization of acquired intangibles	1,940	1,002
Change in fair value of contingent earn-out consideration liability	90	168
Income tax effect of non-GAAP adjustments (1)	(8,144)	(4,927)
Non-GAAP net income	$54,953	$71,856
Non-GAAP net income margin	35.1%	49.2%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	182,569	187,984
Diluted	191,169	201,158

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.30	$0.38
Diluted	$0.29	$0.36
(1) For the three months ended June 30, 2026 and 2025, management used an estimated annual effective non-GAAP tax rate of 21.0%.